UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐    Preliminary Proxy Statement.
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐    Definitive Proxy Statement.
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12.

Saul Centers, Inc.
(Name of Registrant as Specified In its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐    Fee paid previously with preliminary materials.

Your **Vote** Counts!

SAUL CENTERS, INC.

2024 Annual Meeting

Vote by May 16, 2024

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in SAUL CENTERS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2024.**

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 17, 2024
11:00 AM EDT

Hyatt Regency Bethesda
One Bethesda Metro Center
Bethesda, MD

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SAUL CENTERS, INC.
2024 Annual Meeting
Vote by May 16, 2024
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 Philip D. Caraci 02 Willoughby B. Laycock 03 LaSalle D. Leffall III 04 Earl A. Powell III 05 Mark Sullivan III	For
2.	Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2024.	For
3.	Approval of the Company's 2024 Stock Incentive Plan.	For
4.	Approval of an amendment to our charter to increase the number of authorized shares of common stock to 50 million and increase the number of authorized shares of excess stock to 51 million.	For

NOTE: The proxy holder shall also be empowered to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#